SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  November 4, 2003

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


         Texas                    000-22915                  76-0415919
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
   incorporation)


                      14701 St. Mary's Lane
                            Suite 800
                          Houston, Texas                      77079
             (Address of principal executive offices)      (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352


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Item 5.    Financial Statements and Exhibits.

           (c)      Exhibits

           The following exhibit is furnished pursuant to Item 12:

           99.1 Press Release, dated November 4, 2003, Announcing Third Quarter 2003 Production

Item 12.          Results of Operations and Financial Condition.

                  The press release attached hereto as Exhibit 99.1 announces production, prices and other operational results for the third quarter of 2003.

                  None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, not will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CARRIZO OIL & GAS, INC.




                                              By: /s/ PAUL F. BOLING
                                                  --------------------
                                              Name:     Paul F. Boling
                                              Title:    Vice President and
                                                        Chief Financial Officer
Date:  November 4, 2003



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                                  EXHIBIT INDEX



99.1 Press Release, dated November 4, 2003, Announcing Third Quarter 2003 Production.


                                       4
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